UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 11, 2019 (July 10, 2019)
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street P.O. Box 7000, El Dorado AR			71730-7000
(Address of principal executive offices)			(Zip Code)
	(870)	862-6411
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                         Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                            [  ]

Item 2.01.   Completion of Acquisition or Disposition of Assets
On July 10, 2019, Murphy Oil Corporation (“Murphy Oil”) announced its subsidiary closed the sale to divest the fully issued share capital of the entities primarily conducting Murphy’s operations in Malaysia to a subsidiary of PTT Exploration and Production Public Company Limited (“PTTEP”). The transaction was previously announced on March 21, 2019, with an effective economic valuation date of January 1, 2019. After closing adjustments, Murphy received proceeds of approximately US$2.035 billion, and expects to report a gain on the sale of approximately $1.0 billion. Murphy does not anticipate tax liabilities related to the transaction.
Item 8.01.   Other Events
On July 10, 2019, Murphy Oil issued a press release announcing the completion of the sale of its Malaysia assets. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01.  Financial Statements and Exhibits
(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated balance sheet of Murphy Oil dated as of March 31, 2019 and the unaudited pro forma condensed consolidated statements of operations of Murphy Oil for the three months ended March 31, 2019 and for the year ended December 31, 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d)	Exhibits

99.1	Press release issued by Murphy Oil Corporation, dated July 10, 2019, announcing the completion of the sale of the Company's assets in Malaysia to PTTEP.
99.2
Unaudited pro forma condensed consolidated balance sheet of Murphy Oil dated as of March 31, 2019 and the unaudited pro forma condensed consolidated statements of operations of Murphy Oil for the three months ended March 31, 2019 and for the yeard ended December 31, 2018, 2017, and 2016.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: July 11, 2019
	By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

Exhibit Index

99.1	Press release issued by Murphy Oil Corporation, dated July 10, 2019, announcing the completion of the sale of the Company's assets in Malaysia to PTTEP.
99.2
Unaudited pro forma condensed consolidated balance sheet of Murphy Oil dated as of March 31, 2019 and the unaudited pro forma condensed consolidated statements of operations of Murphy Oil for the three months ended March 31, 2019 and for the years ended December 31, 2018, 2017, and 2016.